Exhibit 10.2

Master Security Agreement

THIS MASTER SECURITY AGREEMENT (this “Agreement”) dated as of December 23, 2015 is made by and between LGSI EQUIPMENT OF INDIANA, LLC, an Indiana limited liability company, having its chief executive office at 12755 E. Nine Mile Road, Warren, Michigan 48089 (“Borrower”), and KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION, having an office at 17 Corporate Woods Blvd., Albany, New York 12211 (“KEF”).

1. Financing. This Agreement provides terms and conditions that the parties intend to apply to various loan transactions secured by personal property. Each such loan transaction shall be evidenced by (a) a Collateral Schedule that explicitly incorporates the provisions of this Agreement and that sets forth the description of the specific collateral securing Borrower’s obligations to KEF (“Collateral Schedule”) and (b) a Promissory Note evidencing the amount to be repaid by Borrower to KEF (“Note”).

2. Definitions. Unless the context otherwise requires, as used in this Agreement the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof. Any term used in this Agreement and not defined herein shall have the meaning provided in the Uniform Commercial Code (“UCC”) in effect in the State identified in Section 21 below.

“Collateral” means the Equipment, any leases of the Equipment, and any other property described on a Collateral Schedule, all substitutions, replacements or exchanges therefor, and all proceeds (both cash and non-cash and including insurance proceeds) receivable or received from the sale, lease, license, collection, use, exchange or other disposition of the Collateral.

“Default Rate” means the lesser of twelve percent per annum or the maximum rate permitted by law.

“Equipment” means each item of property designated from time to time by Borrower and financed by KEF which is described on a Collateral Schedule, together with all replacement parts, accessions, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any item of Equipment, but with respect to such software, only to the extent of Borrower’s interest therein, if any.

“Guarantor” means any guarantor of the Secured Obligations or any part thereof.

“Installment(s)” means the periodic payments due to repay each Note, and, where the context requires, all additional amounts as may from time to time be payable under any provision of the Loan Documents.

“Loan Documents” means, with respect to each loan transaction, collectively, this Agreement, a Note, a Collateral Schedule and all other documents prepared by KEF and now or hereafter executed in connection therewith.

“Secured Obligations” means all of the following obligations of Borrower, whether direct or indirect, absolute or contingent, matured or unmatured, originally contracted with KEF, and now or hereafter owing to or acquired in any manner partially or totally by KEF or in which KEF may have acquired a participation, contracted by Borrower alone or jointly or severally: (a) Borrower’s obligations hereunder and under the Notes, (b) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred or executed by Borrower to, in favor of, or with KEF in connection with the Notes, and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor; (c) any and all claims of whatever kind of KEF against Borrower, now existing or hereafter arising in connection with the Notes; and (d) any and all of KEF’s reasonable fees, costs and expenses related to the foregoing.

“Supplier” means the manufacturer or the vendor of the Equipment, as set forth on each Collateral Schedule.

“Term” means the term of each Note.

3. Grant of Security. In consideration of one or more loans, advances or other financial accommodations at any time made or extended by KEF to or for the account of Borrower, and to secure the prompt payment and performance in full when due of the Secured Obligations, Borrower hereby pledges, assigns, transfers and hypothecates to KEF and grants to KEF a continuing security interest in, all of Borrower’s right, title and interest in and to the Collateral.

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4. Perfection of Security Interest. (a) Borrower hereby authorizes KEF to authenticate and/or file all UCC financing statements and amendments that in KEF’s sole discretion are deemed necessary or proper to secure or protect KEF’s interest in the Collateral in all applicable jurisdictions. Borrower hereby ratifies, to the extent permitted by law, all that KEF shall lawfully and in good faith do or cause to be done by reason of and in compliance with this section. Borrower shall provide written notice to KEF at least ten days prior to any contemplated change in Borrower’s name, jurisdiction of organization or chief executive office address.

(b) Borrower (and any Affiliate as permitted pursuant to Section 8 hereof) shall have possession of the Collateral. If any of the Collateral is at any time in the possession of a third party (other than a Guarantor or their contractors), Borrower will join with KEF in notifying such third party of KEF’s security interest and obtaining an acknowledgment from such third party that it is holding the Collateral for the benefit of KEF.

(c) If any lien or encumbrance (other than KEF’s and ordinary course statutory liens) shall attach to Equipment, Borrower shall (i) give KEF immediate written notice thereof and (ii) promptly, at Borrower’s sole cost and expense, take such action as may be necessary to discharge such lien.

(d) Borrower will not create any Chattel Paper with respect to the Equipment without placing a legend on the Chattel Paper acceptable to KEF indicating that KEF has a security interest in the Chattel Paper.

5. Certificates of Title. Borrower shall, on behalf of KEF, with respect to the Collateral, (a) on or prior to February 1, 2016, file with applicable United States state agencies the original certificates of titles for recordation of KEF’s lien thereon and for the release of any other liens noted in such certificates of title and provide KEF with evidence of such filings and payment of all applicable fees, (b) on or prior to March 31, 2016, provide evidence reasonably satisfactory to KEF that at least 90% (as measured in proportion to their orderly liquidation value) of the certificates of title evidencing the Collateral are subject to a first priority lien of KEF, and (c) on or prior to May 2, 2016, provide evidence reasonably satisfactory to KEF that all of the certificates of title evidencing the Collateral are subject to a first priority lien of KEF. Subject to Section 15 hereof, Borrower shall be permitted to hold such original certificates of title on behalf of KEF.

6. Payments. Borrower shall pay each Note on the terms set forth therein. All Installments shall be payable when due and be paid to KEF at 11030 Circle Point Road, 2nd Floor, Westminster, CO 80020, or as otherwise directed by KEF in writing. Lender does not intend to charge any amount in excess of the maximum amount of time price differential or interest, as applicable, permitted to be charged or collected by applicable law and any such excess amounts will be applied to payments due under each loan, in inverse order of maturity, with any surplus refunded to Borrower.

7. Location; Inspection. Equipment shall be utilized within the continental United States; provided, however, that (a) trailers constituting Equipment may be utilized in Mexico so long as the number of such trailers at any given time in Mexico (on a combined basis) does not exceed five percent (5%) of the total number of trailers constituting Equipment, and (b) tractors and trailers constituting Equipment may be utilized in Canada so long as the number of such tractors and trailers at any given time in Canada (on a combined basis) does not exceed twenty percent (20%) of the total number of tractors and trailers constituting Equipment. KEF shall have the right, upon prior written notice to Borrower, to enter upon the premises where the Collateral is located and inspect the Collateral and Borrower’s books and records pertaining to the Collateral during reasonable hours.

8. Use; Alterations. Borrower shall use Equipment lawfully and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Borrower shall comply with all applicable laws. Borrower shall immediately notify KEF, in writing, upon becoming aware of any existing or threatened investigation, claim or action by any governmental authority that could materially adversely affect Equipment, KEF or this Agreement. Borrower, at its own expense, shall make such alterations, additions or modifications to Equipment as may be reasonably required from time to time to meet the requirements of applicable law or a governmental body (each, a “Required Alteration”). All such Required Alterations shall immediately, and without further act, be deemed to constitute “Equipment” and be fully subject to this Agreement as if originally financed hereunder. Borrower shall not make any other alterations to Equipment without KEF’s prior written consent. Notwithstanding anything in this Agreement to the contrary, Borrower shall be permitted to (a) lease the Equipment to any of its Affiliates so long as any such lease by Borrower is evidenced by a lease agreement with such Affiliate that shall be in form and substance satisfactory to KEF and assigned to KEF as collateral for the Secured Obligations, and (b) sell the Equipment with prior written notice to KEF so long as either (i) such Equipment is contemporaneously replaced with additional Equipment, satisfactory to KEF, that shall constitute Collateral hereunder, or (ii) the Secured Obligations shall be promptly prepaid with the proceeds of such sale by an amount determined by KEF in its reasonable discretion and as agreed upon by Borrower. To the extent such Equipment is leased to Affiliates as set forth above, Borrower agrees to provide a quarterly report to KEF listing the specific Equipment leased, to which Affiliate it is leased, and the rental amount owed under such lease on an aggregate basis. With respect to the Equipment leased by Borrower to its Affiliates, Borrower hereby agrees that the aggregate rental charged under such leases (and payable by such Affiliates to Borrower) shall at all times be in an amount equal to, or more than, the amount required by Borrower to service the debt obligations of Borrower to KEF under all of the Notes.

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9. Repairs and Maintenance. Borrower, at Borrower’s sole cost and expense, shall (a) keep Equipment in good repair, operating condition, appearance and working order in compliance with the manufacturer’s recommendations and Borrower’s standard practices (but in no event less than industry practices), (b) properly service all components of Equipment following the manufacturer’s written operating and servicing procedures, (c) replace any part of the Equipment that becomes unfit or unavailable for use from any cause (whether or not such replacement is covered by a maintenance agreement) with a replacement part that is of the same or comparable manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement, assuming that such replaced part was in the condition required by this Agreement, and (d) maintain all books and records relating to the Equipment. Replacement parts shall be free and clear of all liens, constitute Equipment and be fully subject to this Agreement as if originally financed hereunder.

10. Lease and Assignment. (a) EXCEPT AS EXPRESSLY PERMITTED UNDER SECTION 8 HEREOF, BORROWER SHALL NOT, WITHOUT KEF’S PRIOR WRITTEN CONSENT, (i) SELL, ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF THE COLLATERAL OR ANY INTEREST THEREIN, (ii) RENT OR LEND EQUIPMENT TO ANYONE OR (iii) PERMIT EQUIPMENT TO BE USED BY ANYONE OTHER THAN BORROWER OR BORROWER’S AFFILIATES AND THEIR RESPECTIVE QUALIFIED EMPLOYEES AND/OR CONTRACTORS. BORROWER ACKNOWLEDGES IT REMAINS PRIMARILY LIABLE FOR ALL OBLIGATIONS ARISING HEREUNDER NOTWITHSTANDING USE (DIRECTLY OR THROUGH A LEASE) BY AN AFFILIATE.

(b) KEF, at any time with or without notice to Borrower, may sell, transfer, assign and/or grant a security interest in all or any part of KEF’s interest in the Loan Documents or any Equipment (each, a “KEF Transfer”); provided, that notwithstanding the foregoing, KEF shall provide Borrower prompt written notice of any such sale, transfer, assignment or grant to the extent no Default shall have occurred and be continuing. Any purchaser, transferee, assignee or secured party of KEF (each a “KEF Assignee”) shall have and may exercise all of KEF’s rights under the applicable Loan Documents and hereunder with respect to the Equipment to which any such KEF Transfer relates, and Borrower shall not assert against any KEF Assignee any claim that Borrower may have against KEF; provided, Borrower may assert any such claim in a separate action against KEF. Upon receipt of written notice of a KEF Transfer, Borrower shall promptly acknowledge in writing its obligations under the applicable Note and hereunder, shall comply with the written directions or demands of any KEF Assignee and shall make all payments due under the applicable Note as directed in writing by the KEF Assignee. Following such KEF Transfer, the term “KEF” shall be deemed to include or refer to each KEF Assignee. Borrower will provide reasonable assistance to KEF to complete any transaction contemplated by this subsection (b).

(c) Subject to the restriction on assignment contained in subsection (a), the Loan Documents shall inure to the benefit of, and be binding upon, the successors and assigns of the parties thereto including, without limitation, each person who becomes bound thereto as a “new debtor” as set forth in the UCC.

11. Risk of Loss; Damage to Equipment. (a) Borrower shall bear the entire risk of loss (including without limitation, theft, destruction, disappearance of or damage to Equipment from any cause whatsoever), whether or not insured against, during the Term of each Note. No such loss shall relieve Borrower of the obligation to pay Installments or of any other obligation under any Loan Documents.

(b) If any Equipment is lost, stolen or damaged beyond repair, or is confiscated or seized, or is used by someone other than Borrower or as permitted by Section 8 hereof or as expressly permitted in the other Loan Documents, and/or title thereof is requisitioned to someone other than Borrower (any such event being a “Total Loss”), Borrower shall immediately notify KEF of such event. On the next Installment payment date following the occurrence of the Total Loss, at KEF’s option, Borrower shall either (i) replace the Equipment that suffered a Total Loss with equipment that is free of all liens and, in KEF’s reasonable opinion, is of the same or comparable manufacture, value, remaining useful life and utility as the replaced Equipment immediately preceding the replacement, assuming such replaced Equipment was in the condition required by this Agreement or (ii) pay to KEF any unpaid Installments and other charges due prior to the payment date specified in such notice plus an amount, with respect to an item of Equipment, equal to the pro rata portion of the Installments attributable to such item of Equipment under the Loan Documents after discounting those Installments to present worth as of the payment date specified in the notice on the basis of a per annum rate of discount equal to three percent from the respective dates upon which the Installments would have been paid but for the operation of this clause, together with interest on such amount at the Default Rate from the payment date specified in the notice to the date of actual payment.

(c) If KEF elects to allow replacement of Equipment as set forth in subsection (b)(i) above, such replacement equipment shall become Equipment subject to this Agreement and the security interest granted to KEF hereunder, and KEF shall release its interest in the applicable Equipment in its then condition and location, “AS IS” and “WHERE IS,” without any warranties, express or implied. Alternatively, upon KEF’s receipt of the amounts specified in subsection (b)(ii) above, or in connection with a sale as permitted by the Loan Documents, KEF shall release its interest in the applicable Equipment, in its then condition and location, “AS IS” and “WHERE IS,” without any warranties, express or implied.

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12. Insurance. (a) Borrower shall, at all times during the Term of each Note (i) self-insure against all risks of physical loss or damage to Equipment, and (ii) at Borrower’s own cost and expense, maintain commercial general liability insurance for personal and bodily injury and property damage per occurrence as stated in each Collateral Schedule.

(b) All insurance policies required hereunder shall include terms, and be with insurance carriers, reasonably satisfactory to KEF. Without limiting the generality of the foregoing, each policy shall include the following terms: (i) all liability insurance shall name KEF and its assigns as additional insureds, (ii) the policy shall not be canceled or altered without at least thirty days’ advance notice to KEF and its assigns and (iii) coverage shall not be invalidated against KEF or its assigns because of any violation of any condition or warranty contained in any policy or application therefor by Borrower or by reason of any action or inaction of Borrower. On each anniversary of the date on which KEF funds any Note hereunder, and during the term hereof, Borrower shall deliver to KEF certificates or other proof of insurance satisfactory to KEF evidencing the coverage required by this section.

13. Taxes. Borrower shall pay when due and shall indemnify and hold harmless KEF (on an after-tax basis) from and against any and all taxes, fees, withholdings, levies, imposts, duties, assessments and charges of every kind and nature whatsoever (including any related penalties and interest) imposed upon or against KEF, any KEF Assignee, Borrower or any Collateral by any governmental authority in connection with, arising out of or otherwise related to Collateral, the Loan Documents or any Installments and receipts or earnings arising therefrom and excepting only all Federal, state and local taxes on or measured by KEF’s net income.

14. KEF’s Right to Perform for Borrower. If Borrower fails to perform any of its obligations contained herein, KEF may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of KEF incurred in connection with such performance, together with interest on such amount from the date said amounts are expended at the Default Rate, shall be payable by Borrower to KEF upon demand. No such performance by KEF shall be deemed a waiver of any rights or remedies of KEF or be deemed to cure any Default of Borrower hereunder.

15. Default; Remedies. (a) As used herein, the term “Default” means any of the following events: (i) Borrower fails to pay any Installment or other amount due under a Note within ten days after the same shall have become due, or shall have failed to perform any of the provisions or requirements set forth in Section 5 hereof; (ii) Borrower becomes insolvent or makes an assignment for the benefit of its creditors; (iii) a receiver, trustee, conservator or liquidator of Borrower of all or a substantial part of Borrower’s assets is appointed with or without the application or consent of Borrower; (iv) a petition is filed by Borrower under any bankruptcy, insolvency or similar law (or such a petition is filed against Borrower and is not dismissed within forty-five (45) days); (v) Borrower violates or fails to perform any other provision of this Agreement or any other Loan Document, as defined herein, and fails to cure such default within thirty (30) days of notice therefor; (vi) any warranty or representation made by Borrower herein proves to have been false or misleading when made or deemed to have been made; (vii) Borrower merges or consolidates with any other corporation or entity (and Borrower is not the surviving entity), or sells, leases or disposes of all or substantially all of its assets without the prior written consent of KEF; (viii) Borrower, if an individual, dies or, if not an individual, is dissolved; (ix) a change in control occurs in Borrower; (x) any filing by Borrower of a termination statement for any financing statement filed by KEF while any obligations are owed by Borrower under a Note; and (xi) any of the events listed in subsections (ii) through (ix) above occurs with respect to any Guarantor (provided that, with respect to subpart (vii) above, any Guarantor may merge or consolidate with Borrower (so long as Borrower is the surviving entity) or any other Guarantor, or sell, lease or dispose of all or substantially all of its assets to Borrower or a Guarantor). A Default with respect to any Note shall, at KEF’s option, constitute a Default for all Notes (held by KEF) and any other agreements between KEF and Borrower.

(b) Upon the occurrence of a Default, KEF may (i) require that Borrower deliver to KEF (and Borrower hereby agrees that it shall), within five Business Days of such request, all original certificates of title evidencing the Collateral, and/or (ii) declare any or all of the Secured Obligations to be immediately due and payable, without demand or notice to Borrower or any Guarantor, and KEF shall have the immediate right to enforce its rights with all Collateral Schedules. The obligation and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the Default Rate. Should there occur a Default, and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Borrower while such Default remains uncured, the Secured Obligations shall be automatically accelerated and due and payable and interest thereon at the Default Rate shall automatically apply as of the date of the first occurrence of the Default, without any notice, demand or action of any type on the part of KEF (including any action evidencing the acceleration or imposition of the Default Rate). The fact that KEF has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of such rate shall not constitute a waiver of this provision or estop KEF from asserting or enforcing KEF’s rights hereunder.

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(c) In addition, and after a Default, KEF may do any one or more of the following as KEF in its sole discretion shall elect: (i) proceed by appropriate court action to enforce performance by Borrower of the related Note or to recover damages, including incidental damages, for the breach thereof; (ii) cause Borrower, at its expense, to promptly assemble the Collateral and deliver the same to KEF at such place as KEF may designate in writing; (iii) enter upon the premises of Borrower or other premises where any Collateral may be located and, without notice to Borrower and with or without legal process, take possession of and remove all or any such Collateral without liability to Borrower by reason of such entry or taking possession; (iv) sell the Collateral at public or private sale or hold, keep idle or lease to others any Collateral; and (v) exercise any other right or remedy available to KEF under applicable law. Borrower shall be liable for all reasonable costs, expenses, and legal fees incurred in enforcing KEF’s rights under this Agreement, before or in connection with litigation or arbitration and for any deficiency in the disposition of the Equipment. KEF’s recovery hereunder shall in no event exceed the maximum recovery permitted by law. If in the process of exercising its remedies KEF comes into possession of personal property of Borrower or another person that is not Collateral, KEF shall promptly return such personal property as directed by applicable law.

(d) If a Default occurs, Borrower hereby agrees that ten days’ prior notice to Borrower of any public sale or of the time after which a private sale may be negotiated shall be conclusively deemed reasonable notice. None of KEF’s rights or remedies hereunder are intended to be exclusive, but each shall be cumulative and in addition to any other right or remedy referred to hereunder or otherwise available to KEF at law or in equity, and no express or implied waiver by KEF of any Default shall constitute a waiver of any other Default or a waiver of any of KEF’s rights.

(e) With respect to any exercise by KEF of its right to recover and/or dispose of any Collateral, Borrower acknowledges and agrees that KEF may dispose of Collateral on an “AS IS, WHERE IS” basis, in compliance with applicable law and with such preparation (if any) as KEF determines to be commercially reasonable. Borrower shall remain liable for any deficiency in the disposition of the Collateral, and any purchase by KEF of the Collateral may be through a credit to some or all of Borrower’s obligations under any Note.

(f) To the extent that KEF is exercising remedies against the Collateral, after the occurrence and during the continuance of a Default, pursuant to this Section 15, Borrower hereby authorizes and empowers KEF to make, constitute and appoint any officer or agent of KEF as KEF may select, in its exclusive discretion, as Borrower’s true and lawful attorney-in-fact, with the power to endorse Borrower’s name on all applications, documents, papers and instruments necessary for KEF to take such actions with respect to the Collateral, including, without limitation, actions necessary for KEF to assign, pledge, convey or otherwise transfer certificates of title evidencing the Equipment.

16. Notices. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), US postage prepaid. Such notices and other communications shall be addressed to the respective party at the address first set forth above or at such other address as any party may, from time to time, designate by notice duly given in accordance with this section. Such notices and other communications shall be effective upon receipt or, in the case of mailing in accordance with the terms of this section, the earlier of receipt or three days after mailing.

17. Indemnity. Borrower shall indemnify and hold harmless KEF and each KEF Assignee (and their respective affiliates, officers, directors, attorneys, agents and employees), on an after tax basis, from and against any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys’ fees), obligations, liabilities, demands and judgments (collectively, a “Liability”) arising out of or in any way related to: (a) Borrower’s failure to perform any covenant under the Loan Documents, (b) the untruth of any representation or warranty made by Borrower under the Loan Documents or (c) injury to persons, property or the environment including any Liability based on strict liability in tort, negligence, breach of warranties or Borrower’s failure to comply fully with applicable law or regulatory requirements; provided, that the foregoing indemnity shall not extend to any Liability to the extent resulting solely from the gross negligence or willful misconduct of KEF.

18. Fees and Expenses. Borrower shall pay all reasonable costs and expenses of KEF, including, without limitation, attorneys’ and other professional fees, returned check or non-sufficient funds charges, the fees of any collection agencies and appraisers and all other costs and expenses related to any sale or lease of Equipment (including storage costs) incurred by KEF in enforcing any of the terms, conditions or provisions hereof or in protecting KEF’s rights hereunder.

19. Financial and Other Data. During the Term hereof, Borrower shall furnish KEF (a) as soon as available, and in any event within one hundred twenty days after the last day of each fiscal year of Borrower, balance sheets and related statements of income (“Financial Statements”) of Borrower and the Guarantors (on a consolidating basis), such Financial Statements provided in connection with the audited, consolidated annual financial statements of Universal Truckload Services, Inc., including a supplemental opinion provided by an independent certified public accountant in accordance with GAAP and, as to the Guarantors, on a consolidating basis, (b) as soon as available, and in any event within forty-five days after the last day of each fiscal quarter of Borrower, internally prepared Financial Statements of Borrower and Guarantors, in accordance with GAAP and, as to the Guarantors, on a consolidating basis, and (c) from time to time as KEF may reasonably request, other financial reports, information or data (including any federal and state income tax returns) and quarterly or interim financial statements of Borrower and the Guarantors (on a consolidating basis as to the Guarantors).”

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20. Representations and Warranties of Borrower. Borrower represents and warrants that as of the date hereof and as of the date of execution of each Note: (a) the address stated above is the chief place of business and chief executive office of Borrower, Borrower’s full and accurate legal name is as stated above and the information describing Borrower set forth under Borrower’s signature below is accurate in all respects; (b) Borrower is either (i) an individual and the sole proprietor of its business which is located at the address set forth above and doing business only under the names disclosed herein, or (ii) a limited liability company or corporation duly organized and validly existing in good standing under the laws of the state of its organization or incorporation, or (iii) a general or limited partnership organized under the laws of the state of its principal place of business set forth in this Agreement and the individual general partner executing this Agreement has the full authority to represent, sign for and bind Borrower in all respects; (c) the execution, delivery and performance of this Agreement, each Note, each Collateral Schedule and all related instruments and documents (i) have been duly authorized by all necessary action on the part of Borrower, (ii) do not require the approval of any stockholder, partner, manager, trustee, or holder of any obligations of Borrower except such as have been duly obtained, and (iii) do not contravene any law, governmental rule, regulation or order binding on or applicable to Borrower, or contravene the operating agreement, charter or by-laws of Borrower, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Borrower under, any indenture, mortgage, contract or other agreement to which Borrower is a party or by which it or its property is bound; (d) the Loan Documents, when entered into constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles; (e) there are no actions or proceedings to which Borrower is a party, and there are no threatened actions or proceedings of which Borrower has knowledge, before any governmental authority which, either individually or in the aggregate, would materially adversely affect the financial condition of Borrower or the ability of Borrower to perform its obligations hereunder; (f) Borrower is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any rent under any agreement which, either individually or in the aggregate, would materially adversely affect the financial condition of Borrower or the ability of Borrower to perform its obligations hereunder; (g) the financial statements of Borrower (copies of which have been furnished to KEF) have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present Borrower’s financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations, (h) the Equipment is, and shall at all times remain, fully removable personal property notwithstanding any affixation or attachment to real property or improvements, (i) Borrower is, and will continue to be, the sole owner of the Collateral and shall at all times keep the Collateral free and clear from all liens and encumbrances of any kind or nature other than ordinary course statutory liens and those created by, through or under KEF, (j) it has good, valid and marketable title to the Collateral, (k) the security interest in the Collateral granted to KEF hereunder, to be perfected as set forth in Section 5 hereof (or, with respect to Collateral that is not evidenced by a certificate of title, upon filing of an appropriate UCC financing statement), shall constitute a valid and perfected first priority security interest in the Collateral; (l) the loan is for commercial and business purposes and the Collateral will be used solely for such purposes and not for personal, family, or household purposes; (m) the Collateral is not subject to, and Borrower will not grant or permit to exist, any liens (other than ordinary course statutory liens) or claims on or against the Collateral whether senior, superior, junior, subordinate or equal to the security interest granted to KEF hereby, or otherwise (except as may be expressly provided in the Loan Documents); and (n) Borrower is a wholly owned subsidiary (directly or indirectly) of Universal Truckload Services, Inc., a Michigan corporation.

21. Miscellaneous; Governing Law. (a) Time is of the essence with respect to the Loan Documents. Any failure of KEF to require strict performance by Borrower or any waiver by KEF of any provision of the Loan Documents shall not be construed as a consent or waiver of any other provision of such Loan Documents. This Agreement will be binding upon KEF only if executed by a duly authorized officer or representative of KEF at KEF’s address set forth above. An authorized signer of Borrower shall execute the Loan Documents on Borrower’s behalf. Any provision of a Loan Document that is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof. Captions are intended for convenience of reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof. Borrower will promptly execute or otherwise authenticate and deliver to KEF such further documents, instruments, assurances and other records and take such further action as KEF may reasonably request in order to carry out the intent and purposes of the Loan Documents and to establish and protect the rights and remedies created or intended to be created in favor of KEF hereunder and thereunder.

(b) EACH OF THE LOAN DOCUMENTS IS BEING DELIVERED IN, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF

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CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). ANY ACTION BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING NON-CONTRACTUAL CLAIMS, SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK; PROVIDED, THAT AT KEF’S SOLE OPTION, KEF MAY BRING AN ACTION IN THE STATE WHERE BORROWER OR THE EQUIPMENT IS LOCATED. BORROWER IRREVOCABLY WAIVES OBJECTIONS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY ARGUMENT THAT VENUE IN ANY SUCH FORUM IS NOT CONVENIENT. KEF AND BORROWER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THE COLLATERAL OR THE LOAN DOCUMENTS. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY KEF AND BORROWER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY OF THE LOAN DOCUMENTS.

22. More than One Borrower. If more than one person or entity executes the Loan Documents as “Borrower,” the obligations of “Borrower” shall be deemed joint and several and all references to “Borrower” shall apply both individually and jointly.

23. Separate Borrowings. Each Note and Collateral Schedule shall constitute a complete and separate loan and security agreement, independent of all other Notes and Collateral Schedules, and without any requirement of being accompanied by an originally executed copy of this Agreement. If any term or condition of any Note or Collateral Schedule conflicts or is inconsistent with any term or condition of this Agreement, the terms and conditions of such Note or Collateral Schedule shall govern.

24. Execution in Counterparts. One originally executed copy of the Collateral Schedule shall be denominated “Originally Executed Copy No. 1 of      originally executed copies.” If more than one copy of the Collateral Schedule is executed by Borrower and KEF, all such other copies shall be consecutively numbered with numbers greater than 1. Only Originally Executed Copy No. 1 shall constitute Chattel Paper.

25. Patriot Act. Borrower has been advised by KEF that the USA Patriot Act establishes minimum standards of account information to be collected and maintained by KEF, and that to help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account; and specifically, this means that when Borrower executes this Agreement, KEF may ask for Borrower’s name and address, the date of birth of the officers executing this Agreement, and other information that will allow KEF to identify Borrower; and that KEF may also ask to see the driver’s license or other identifying documents of the officers of Borrower executing this Agreement.

26. Compliance. Borrower hereby covenants that (a) Borrower (i) is not listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority; (ii) does not have any of its assets in a Sanctioned Country or, to Borrower’s knowledge, in the possession, custody or control of a Sanctioned Person; or (iii) does not do business in or with, or derive any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; and (b) Borrower is in compliance with, and does not engage in any dealings or transactions prohibited by, the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein, “Compliance Authority” means each and all of the (A) U.S. Department of the Treasury’s Office of Foreign Asset Control; (B) U.S. Treasury Department/Financial Crimes Enforcement Network; (C) U.S. State Department/Directorate of Defense Trade Controls.

27. Entire Agreement. Each Note, together with all other Loan Documents, constitutes the entire understanding or agreement between KEF and Borrower with respect to the financing of the Equipment covered by the related Collateral Schedule, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. No Loan Document may be amended except by a writing signed by KEF and Borrower. Delivery of an executed Loan Document by facsimile or any other reliable means shall be deemed as effective for all purposes as delivery of a manually executed copy. Borrower shall provide to KEF the manually executed original of any Loan Document delivered by facsimile within five days.

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Form No.: 04-551MSA.312 DF	Page 7 of 8

Borrower:		Lender:

LGSI EQUIPMENT OF INDIANA, LLC		KEY EQUIPMENT FINANCE, A DIVISION OF KEYBANK NATIONAL ASSOCIATION

By:	/s/ David A. Crittenden	By:	/s/ Krista Spada
	David A. Crittenden		Krista Spada
	Secretary/Treasurer		Vice President

Form No.: 04-551MSA.312 DF	Signature Page to Master Security Agreement	Page 8 of 8